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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 July 18, 2001


                            Boston Properties, Inc.
             (Exact name of Registrant as specified in its charter)




           Delaware                    1-13087                   04-2473675
(State or other jurisdiction       (Commission File           (I.R.S. employer
       of incorporation)                Number)              Identification No.)


                              800 Boylston Street
                          Boston, Massachusetts 02199
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 236-3300
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ITEM 5.   Other Events

     Following the issuance of a press release on July 18, 2001 announcing the Company's results for the second quarter ended June 30, 2001, the Company intends to provide, to certain investors and analysts at their request, supplemental information regarding the Company's operations that is to voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 and the press release as Exhibit
99.2 to this Current Report on Form 8-K.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits

Exhibit No.
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99.1      The Boston Properties, Inc. Supplemental Operating and Financial Data
          for the quarter ended June 30, 2001.

99.2 The Boston Properties, Inc. press release dated July 18, 2001 for the quarter ended June 30, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 2001                                BOSTON PROPERTIES, INC.

                                                    /s/ Douglas T. Linde
                                                    -----------------------

                                                    By:  Douglas T. Linde
                                                         Chief Financial Officer